Exhibit 10.1.2

                           REAFFIRMATION OF GUARANTY

            Reference is made dated to that certain Amended and Restated Credit Agreement, dated as of April 1, 2005 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"), among PEI Holdings, Inc., a Delaware corporation ("Borrower"), the various financial institutions as are, or may from time to time become, parties thereto ("Lenders"), and Bank of America, N.A., as a Lender and as agent for the Lenders ("Agent"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

            Each of the undersigned hereby acknowledges that it has executed a Master Corporate Guaranty, dated as of March 11, 2003 (the "Guaranty"), of all of the obligations of Borrower to Agent and Lenders under the Credit Agreement and as more fully described in the Guaranty. Each of the undersigned further acknowledges that such Guaranty was reaffirmed pursuant to certain Reaffirmations of Guaranty dated April 1, 2005, March 10, 2006, and April 27, 2006, respectively.

            Each of the undersigned hereby (i) acknowledges and consents to the execution, delivery and performance of the Fourth Amendment to Amended and Restated Credit Agreement (the "Amendment") of even date herewith and (ii) ratifies and affirms the Guaranty in all respects.

            Each of the undersigned further agrees that each Loan Document to which it is a party shall remain in full force and effect following the execution and delivery of the Amendment and that all references in the Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended or otherwise modified from and after the date hereof.

            This Reaffirmation of Guaranty may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.


                             *   *   *   *   *   *


                             Signature Pages Follow

            IN WITNESS WHEREOF, this Reaffirmation of Guaranty has been duly executed this 21st day of July 2006.

                   ADULTVISION COMMUNICATIONS, INC.
                   AL ENTERTAINMENT, INC.
                   ALTA LOMA DISTRIBUTION, INC.
                   ALTA LOMA ENTERTAINMENT, INC.
                   ANDRITA STUDIOS, INC.
                   CANDLELIGHT MANAGEMENT LLC
                      By: Playboy TV International, LLC, its Sole Member,
                          By: Playboy Entertainment Group, Inc., its Sole Member
                   CHELSEA COURT HOLDINGS LLC
                      By: Playboy TV International, LLC, its Sole Member,
                          By: Playboy Entertainment Group, Inc., its Sole Member
                   CJI HOLDINGS, INC.
                   CLARIDGE ORGANIZATION, LLC
                      By: Playboy TV International, LLC, its Sole Member,
                          By: Playboy Entertainment Group, Inc., its Sole Member
                   CPV PRODUCTIONS, INC.
                   CYBERSPICE, INC.
                   ICS ENTERTAINMENT, INC.
                   IMPULSE PRODUCTIONS, INC.
                   INDIGO ENTERTAINMENT, INC.
                   ITASCA HOLDINGS, INC.
                   LAKE SHORE PRESS, INC.
                   LIFESTYLE BRANDS, LTD.
                   MH PICTURES, INC.
                   MYSTIQUE FILMS, INC.
                   PLANET PLAYBOY, INC.
                   PLANET SPICE, INC.
                   PLAYBOY.COM, INC.
                   PLAYBOY.COM INTERNET GAMING, INC.
                   PLAYBOY.COM RACING, INC.
                   PLAYBOY CLUB OF HOLLYWOOD, INC.
                   PLAYBOY CLUB OF NEW YORK, INC.
                   PLAYBOY CLUBS INTERNATIONAL, INC.
                   PLAYBOY CRUISE GAMING, INC.
                   PLAYBOY ENTERTAINMENT GROUP, INC.
                   PLAYBOY GAMING INTERNATIONAL, LTD.

                   By: /s/ Robert Campbell
                      --------------------------------
                   Name:  Robert Campbell
                   Title: Treasurer

                        PLAYBOY GAMING NEVADA, INC.
                        PLAYBOY GAMING UK, LTD.
                        PLAYBOY JAPAN, INC.
                        PLAYBOY MODELS, INC.
                        PALYBOY OF LYONS, INC.
                        PLAYBOY OF SUSSEX, INC.
                        PLAYBOY PREFERRED, INC.
                        PLAYBOY PROPERTIES, INC.
                        PLAYBOY SHOWS, INC.
                        PLAYBOY TV INTERNATIONAL, LLC.
                          By: Playboy Entertainment Group, Inc., its Sole Member
                        PRECIOUS FILMS, INC.
                        SPECIAL EDITIONS, LTD.
                        SPICE DIRECT, INC.
                        SPICE ENTERTAINMENT, INC.
                        SPICE INTERNATIONAL, INC.
                        SPICE NETWORKS, INC.
                        SPICE PRODUCTIONS, INC.
                        SPICETV.COM, INC.
                        STEELTON, INC.
                        TELECOM INTERNATIONAL, INC.
                        WOMEN PRODUCTIONS, INC.


                        By: /s/ Robert Campbell
                           --------------------------------
                        Name:  Robert Campbell
                        Title: Treasurer

                        PLAYBOY ENTERPRISES, INC.
                        PLAYBOY ENTERPRISES INTERNATIONAL, INC.


                        By: /s/ Robert Campbell
                           --------------------------------
                        Name:  Robert Campbell
                        Title: Senior Vice President,
                               Treasurer and Strategic Planning

                        SPICE HOT ENTERTAINMENT, INC.
                        SPICE PLATINUM ENTERTAINMENT, INC.


                        By:    /s/ Catherine A. Zulfer
                           --------------------------------
                        Name:  Catherine A. Zulfer
                        Title: Treasurer

                                    ACKNOWLEDGED AND AGREED TO
                                    THIS 21st DAY OF JULY 2006:

                                    BANK OF AMERICA, N.A., as Agent


                                    By       /s/ Anne M. Zeschke
                                       ----------------------------------------
                                    Name:    Anne M. Zeschke
                                          -------------------------------------
                                    Title:   Assistant Vice President
                                          -------------------------------------


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